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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

  The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-A1)


                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                        333-112231               33-3416059
----------------------------            ----------          --------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


4 World Financial Center                                             10281
New York, New York                                                 ---------
------------------                                                 (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (212) 449-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.
           ------------

              On or about January 31, 2005, the Registrant will cause the issuance and sale of MLMI Series 2005-A1 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2005, between the Registrant as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits


                   ITEM 601(a) OF
                   REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.              DESCRIPTION
-----------        -----------              -----------
   1                  4                     Pooling and Servicing Agreement,
                                            dated as of January 1, 2005 among
                                            Merrill Lynch Mortgage Investors,
                                            Inc., as depositor, Wells Fargo
                                            Bank, N.A, as master servicer and
                                            securities administrator and
                                            Wachovia Bank, National
                                            Association, as trustee. (In
                                            accordance with Rule 202 of
                                            Regulation S-T, Exhibit H, the
                                            mortgage loan schedule, is being
                                            filed in paper pursuant to a
                                            continuing hardship exemption.)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:  /s/ Paul Park
                                             ----------------------------------
                                          Name:    Paul Park
                                          Title:   Authorized Signatory


Dated: February 16, 2005

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                                  EXHIBIT INDEX


Item 601(a) of     Sequentially Exhibit      Regulation S-K         Numbered
    Number             Exhibit No.            Description             Page
    ------             -----------            -----------             ----
      1                     4             Pooling and Servicing         5
                                                Agreement